CLEARWATER INVESTMENT TRUST
CLEARWATER CORE EQUITY FUND
CLEARWATER SELECT EQUITY FUND
CLEARWATER TAX‑EXEMPT BOND FUND
CLEARWATER INTERNATIONAL FUND
SUPPLEMENT TO THE PROSPECTUS (“PROSPECTUS”)
DATED APRIL 30, 2021, AS SUPPLEMENTED
The date of this Supplement is September 22, 2021.
Effective September 17, 2021, the Board of Trustees (the “Board”) has approved an investment subadvisory agreement with an additional subadviser to the Clearwater Select Equity Fund (the “Select Equity Fund”), Wasatch Global Investors (“Wasatch”).
In addition, effective October 1, 2021, Clearwater Management Co., Inc. (“CMC”) the investment manager of the Clearwater Investment Trust, will increase its voluntary management fee waiver for the Clearwater Core Equity Fund, Clearwater Tax‑Exempt Bond Fund and Clearwater International Fund, and decrease its voluntary management fee waiver for the Select Equity Fund.
In addition, effective December 31, 2021, Kurt Winrich of WCM Investment Management, LLC will no longer serve as a portfolio manager of the Clearwater International Fund. Accordingly, effective December 31, 2021, all references to Mr. Winrich in the Prospectus are deleted.
Appointment of Wasatch as Subadviser
Effective immediately, the Prospectus is amended as follows.

1.	The second paragraph of the section titled “SUMMARY SECTION – Clearwater Select Equity Fund – Principal Investment Strategies” in the Prospectus is deleted and replaced with the following:
Clearwater Management Co., Inc. (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day‑to‑day management for the Fund: Cooke & Bieler, L.P (“Cooke & Bieler”), Jackson Square Partners, LLC (“Jackson Square”), Parametric Portfolio Associates LLC (“Parametric”), Pzena Investment Management LLC (“Pzena”) and Wasatch Global Investors (“Wasatch”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 25% of the Fund’s assets will be allocated to Parametric and the remaining assets will be allocated to one or more of the Fund’s four other subadvisers that provide day‑to‑day management of the Fund. A subadviser may focus its investments in micro-, small- and/or medium‑sized companies. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the S&P SmallCap 600® Index as closely as possible without requiring the Fund to realize taxable gains. Parametric utilizes a representative sampling strategy, meaning that it does not intend that the portion of the Fund’s assets it manages will be invested in all the components of the S&P SmallCap 600® Index at any given time. The market capitalization of the companies included in the S&P SmallCap 600® Index as of December 31, 2020 was between $117.2 million and $6 billion. Cooke & Bieler seeks to buy businesses that it believes will compound value over time and to reduce risk through its stringent research process and decisions to purchase stocks at attractive prices. Jackson Square invests primarily in common stocks of growth-oriented companies that it believes have long-term capital appreciation potential and may grow faster than the U.S. economy. Pzena’s investment philosophy is a value equity strategy based on a fundamental, bottom‑up research process. Wasatch’s Micro Cap Value investment strategy seeks to identify companies through a “bottom‑up” process of fundamental analysis that are believed to be temporarily undervalued but have significant potential for stock appreciation. Wasatch primarily invests in value companies, but it may also invest in growth companies if it believes that a company’s current valuation is at a sufficient discount to its projected long-term earnings growth rate. Fiduciary Counselling, Inc. (“FCI”) also acts as a subadviser to the Fund, but does not provide day‑to‑day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

2.	The section titled “SUMMARY SECTION – Clearwater Select Equity Fund – Fund Adviser and Portfolio Managers” in the Prospectus is deleted and replaced with the following:
Fund Adviser and Portfolio Managers
The Fund’s adviser is CMC. FCI acts as a subadviser to the Fund, but does not provide day‑to‑day management.

Subadvisers	Portfolio Managers	Period of Service
Cooke & Bieler	Michael M. Meyer, CFA, Partner Edward W. O’Connor, CFA, Partner R. James O’Neil, CFA, Partner Mehul Trivedi, CFA, Partner William Weber, CFA, Partner	All have been portfolio managers of the Fund since 2017.
Jackson Square	Christopher Bonavico, Portfolio Manager, Analyst Kenneth Broad, Portfolio Manager, Analyst Ian Ferry, Portfolio Manager, Analyst	All have been portfolio managers of the Fund since 2020.
Parametric	James Reber, Managing Director, Portfolio Management Thomas Seto, Head of Investment Management Xiaozhen Li, PhD, CFA, Director, Custom Core Portfolio Management	All have been portfolio managers of the Fund since 2020.
Pzena	John J. Flynn, Principal Evan D. Fox, CFA, Principal Benjamin S. Silver, CFA, CPA, Principal	All have been portfolio managers of the Fund since 2017.
Wasatch	Brian Bythrow, CFA	Mr. Bythrow has been a portfolio manager of the Fund since 2021.

3.	The second and third paragraphs in the section titled “Clearwater Select Equity Fund – Principal Investment Strategies” in the Prospectus are deleted and replaced with the following:

CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day‑to‑day management for the Fund: Cooke & Bieler, L.P. (“Cooke & Bieler”), Jackson Square Partners, LLC (“Jackson Square”), Parametric Portfolio Associates LLC (“Parametric”), Pzena Investment Management LLC (“Pzena”) and Wasatch Global Investors (“Wasatch”). FCI also acts as a subadviser to the Fund, but does not provide day‑to‑day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.
CMC considers a variety of factors in determining the allocation of the Fund’s assets among the subadvisers. The adviser may consider a subadviser’s investment style, performance record, and the characteristics of the Fund’s typical portfolio investments, such as capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 25% of the Fund’s net assets will be allocated to Parametric and the remaining assets will be allocated to one or more of Cooke & Bieler, Jackson Square, Pzena and Wasatch. A subadviser may focus its investments in micro-, small- and/or medium‑sized companies.

4.	The following paragraphs are added to the section titled “Clearwater Select Equity Fund – Principal Investment Strategies” in the Prospectus:
Wasatch’s Micro Cap Value investment strategy seeks to identify companies through a “bottom‑up” process of fundamental analysis that are believed to be temporarily undervalued but have significant potential for stock appreciation. Wasatch primarily invests in value companies, but it may also invest in growth companies if it believes that a company’s current valuation is at a sufficient discount to its projected long-term earnings growth rate. Wasatch’s analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.
Wasatch typically looks for companies that it believes falls into one of these three categories at the time of purchase:

●
Undiscovered Gems – Companies with good growth potential that have yet to be broadly discovered by Wall Street analysts, thus leaving them attractively undervalued relative to their expected growth rate.

●	Fallen Angels – High quality growth companies that have experienced a temporary setback and therefore have appealing valuations relative to their long-term growth potential.
●	Value Momentum – Valuation that is inexpensive relative to a company’s history, but a catalyst for future growth has been identified.

5.	The following is added to the fourth paragraph of the section titled “MANAGEMENT – Management Services and Fees” in the Prospectus:
With respect to the subadvisory contract with Wasatch, a discussion regarding the basis for the Board of Trustees’ approval of the subadvisory contract will be included in the annual report of the Trust for the fiscal period ended December 31, 2021 when available.

6.	The following is added as an additional paragraph in the section titled “MANAGEMENT – Management Services and Fees” in the Prospectus:
CMC has engaged Wasatch Global Investors (“Wasatch”) as a subadviser to select investments for a portion of the Select Equity Fund. Wasatch is a 100% employee-owned firm and is a registered investment adviser under the Advisers Act. Wasatch’s address is 505 Wakara Way, 3rd Floor, Salt Lake City, UT, 84108. As of August 31, 2021, Wasatch had approximately $39.8 billion in assets under management.

7.	The following row is added in the section titled “MANAGEMENT – The Portfolio Managers” in the Prospectus:

Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience
Select Equity Fund	Wasatch	Brian Bythrow, CFA	2021	Brian Bythrow is the lead portfolio manager of the Wasatch Micro Cap Value strategy. He joined the firm in 2003.

8.	On page 67 of the Prospectus, the following is added under “CLEARWATER INVESTMENT TRUST – Clearwater Select Equity Fund Subadvisers”:
Wasatch Global Investors
505 Wakara Way, 3rd Floor
Salt Lake City, UT, 84108
Updated Voluntary Management Fee Waiver
Effective October 1, 2021, the Prospectus will be amended as follows.

1.	The third paragraph of the section titled “MANAGEMENT – Management Services and Fees” is deleted and replaced with the following:
Effective October 1, 2021, CMC has voluntarily agreed to waive a portion of the management fee for the Core Equity Fund, Select Equity Fund, Tax‑Exempt Bond Fund and Clearwater International Fund to achieve an effective management fee rate equal to 0.25%, 0.89%, 0.27% and 0.60%, respectively, of each Fund’s average daily net assets. It is CMC’s current intent to continue these fee reductions indefinitely. Nonetheless, the investment manager may terminate any voluntary fee reduction at any time.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CLEARWATER INVESTMENT TRUST

CLEARWATER CORE EQUITY FUND

CLEARWATER SELECT EQUITY FUND

CLEARWATER TAX-EXEMPT BOND FUND

CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED APRIL 30, 2021, AS SUPPLEMENTED

The date of this Supplement is September 22, 2021.

Effective September 17, 2021, the Board of Trustees (the “Board”) has approved an investment subadvisory agreement with an additional subadviser to the Clearwater Select Equity Fund (the “Select Equity Fund”), Wasatch Global Investors (“Wasatch”).

In addition, effective October 1, 2021, Clearwater Management Co., Inc. (“CMC”) the investment manager of the Clearwater Investment Trust, will increase its voluntary management fee waiver for the Clearwater Core Equity Fund, Clearwater Tax-Exempt Bond Fund and Clearwater International Fund, and decrease its voluntary management fee waiver for the Select Equity Fund.

In addition, effective December 31, 2021, Kurt Winrich of WCM Investment Management, LLC will no longer serve as a portfolio manager of the Clearwater International Fund. Accordingly, effective December 31, 2021, all references to Mr. Winrich in the SAI are deleted.

Appointment of Wasatch as Subadviser

Effective immediately, the SAI is amended as follows.

1.	In the section titled “RISK FACTORS”, the following rows are added to the table:

	Core Equity Fund	Select Equity Fund	International Fund	Tax-Exempt Bond Fund
Initial Public Offering Risk		X

2.	In the section titled “RISK FACTORS”, the following risk is added:

Initial Public Offering Risk. The market value of shares issued in an initial public offering (“IPO”) may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time.

3.	In the last sentence of the second paragraph under the section titled “BROKERAGE”, “Wasatch Global Investors (Select Equity Fund)” is added to the list of subadvisers.

4.	The following paragraphs are added to the section titled “MANAGEMENT, ADVISORY AND OTHER SERVICES – Portfolio Subadvisers”:

Wasatch Global Investors. Wasatch Global Investors (“Wasatch”) is an employee-owned firm and is a registered investment adviser under the Advisers Act. Wasatch’s address is 505 Wakara Way, 3rd Floor, Salt Lake City, UT, 84108. Wasatch entered into a subadvisory contract dated September 17, 2021 to manage a portion of the Select Equity Fund’s portfolio. Wasatch is not affiliated with CMC or the Trust. Wasatch performs its duties and provides services subject to the oversight and supervision of CMC. As of August 31, 2021, Wasatch had approximately $39.8 billion in assets under management.

Under the terms of the Select Equity Fund subadvisory contract, Wasatch will provide a continuous investment program for the portion of Fund assets allocated to it, consistent with the Fund’s investment objectives and applicable policies. Wasatch is also responsible for making all portfolio and brokerage decisions for the portion of Fund assets allocated to it.

Fees payable to Wasatch under the agreement are calculated on the basis of average daily net assets and are paid quarterly by CMC. The Select Equity Fund is not responsible for payment of the subadvisory fees to Wasatch.

5.	The following row is added to the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Other Accounts the Portfolio Managers are Managing”:

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager
Brian Bythrow, CFA*	Select Equity Fund	Other Registered Investment Companies: 1 fund with approximately $442.9 million in assets. Other Accounts: 3 accounts with approximately $414.3 million in assets.

*Data for this portion of the table is as of August 31, 2021.

6.	The following row is added to the Conflict of Interest table in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Conflicts of Interest”:

Portfolio Manager	Fund	Conflict of Interest
Brian Bythrow, CFA	Select Equity Fund

There may be certain inherent conflicts of interest that arise in connection with a portfolio manager’s management of the Fund’s investments and the investments of any other fund, client or proprietary accounts Wasatch or the Fund’s individual team members also manage. Such conflicts include allocation of investment opportunities among the funds and other accounts managed by Wasatch or the portfolio manager; the aggregation of purchase and sale orders believed to be in the best interest of more than one account managed by Wasatch or the portfolio manager and the allocation of such orders across such accounts; and any soft dollar arrangements that Wasatch may have in place that could benefit a fund and/or other accounts. Additionally, some funds or accounts managed by a portfolio manager may have different fee structures, including performance fees, which are, or have the potential to be, higher or lower than the fees paid by another fund or account. To minimize the effects of these inherent conflicts of interest, Wasatch has adopted and implemented policies and procedures, including trade aggregation and allocation procedures, that

Portfolio Manager	Fund	Conflict of Interest

it believes are reasonably designed to mitigate the potential conflicts associated with managing portfolios for multiple clients, including the funds, and seeks to ensure that no one client is intentionally favored at the expense of another.

7.

The following row is added to the Compensation Structure table in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Compensation Structure” after the last row relating to the Select Equity Fund:

Portfolio Manager	Fund	Compensation Structure
Brian Bythrow, CFA	Select Equity Fund

Each portfolio manager is paid a base salary, a potential bonus based on performance, potential deferred bonus grants based on performance and possibly stock dividends.

●   Base Salary. Each portfolio manager is paid a fixed base salary depending upon their tenure.

●   Performance Bonus. A large portion of a portfolio manager’s potential compensation is in the form of performance bonus. The performance bonus is based on pre-tax performance. At the end of each year, the Board of Directors of Wasatch will allocate a bonus pool that will loosely mirror firm profits net of stock buybacks and deferred compensation payouts. The majority of this bonus pool will be allocated to portfolio managers based on the 1, 3, and 5-year performance of their portfolios, which will reward them with significant economics for achieving top quartile performance relative to the performance of the applicable Fund’s peer group over both the short and long term. Peer groups are utilized to evaluate performance.

Portfolio managers are not paid a “commission” for the solicitation or acquisition of new clients or the retention of existing clients. However, the amount of revenue generated by each product is overlaid on performance to determine the size of each portfolio manager’s bonus (e.g. if performance were equal, a portfolio manager on a higher revenue product would receive a larger bonus than one on a smaller revenue product).

For portfolio managers who manage separate accounts as well as mutual funds have bonus components calculated based on the performance of each individual product relative to its peer group, revenue is again used as an element in converting performance results into the bonus amount.

Portfolio managers are also rewarded for their stock selection contributions to other products and their impact on the overall success of the research team. This incentive is consistent with Wasatch’s collaborative team-based approach to portfolio management.

●   Deferred Bonus Grants. Portfolio managers are also eligible for deferred bonus grants payable in six years from the date of the

Portfolio Manager	Fund	Compensation Structure

grant, with their value directly tied to Wasatch’s revenues. Each portfolio manager’s grant size will be based on individual performance factors similar to those used to determine the annual performance bonus.

●   Stock/Dividends. Certain portfolio managers are shareholders of Wasatch. The relative amount of stock owned by a portfolio manager is at the discretion of Wasatch’s Board and will evolve over time, with bigger long-term contributors holding higher levels of ownership. New portfolio manager stock grants typically vest over a five-year period.

It is possible that certain profits of Wasatch could be paid out to shareholders through a stock dividend. However, there are no current plans or expectations for such a dividend.

●   Other Benefits. Portfolio managers are also eligible to participate in broad-based benefit plans offered generally to Wasatch’s full-time employees, including 401(k), health and other employee benefit plans.

8.	The following row is added to the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Share Ownership by Portfolio Managers”:

Portfolio Manager	Fund	Ownership
Brian Bythrow, CFA*	Select Equity Fund	A

* Data for this portion of the table is as of August 31, 2021.

9.	The following is added to the end of the section titled “APPENDIX B – PROXY VOTING POLICIES AND

PROCEDURES – Clearwater Select Equity Fund”:

WASATCH GLOBAL INVESTORS

PROXY VOTING POLICY

Regulatory Background - Proxy Voting Provisions of the Investment Advisers Act

Rule 206(4)-6 of the Investment Advisers Act of 1940 requires that, for an investment adviser to exercise voting authority with respect to client securities, the adviser must:

●

Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

●	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

●	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

In accordance with our obligations under the Rule, Wasatch Advisors, Inc. (“Wasatch”) has adopted and implemented the following Proxy Voting Policy to ensure that client proxies are voted in the best interest of clients at all times.

I.	POLICY OVERVIEW

At Wasatch, our goal is to maximize the economic value of the investments we make for our separate account clients and our mutual fund shareholders. In pursuit of this goal, we buy and hold securities we believe will appreciate in value. When the investment potential of a security becomes diminished, we sell it and attempt to reinvest the proceeds in more attractive opportunities. In short, the primary means by which we serve our shareholders and clients and protect their interests is the purchase and sale of securities. A secondary means by which we fulfill our fiduciary responsibility is the exercising of our proxy voting rights. Corporate governance, including but not limited to, compensation plans, corporate actions and the composition of a board of directors, can have a significant influence upon the behavior of a management team and the value of a corporation. The proxy voting process is the primary means by which investors are able to influence such activities. As such, Wasatch considers how we vote proxies to be an important activity.

One fundamental tenet of Wasatch’s investment philosophy is to invest in companies with high quality management teams. We spend a significant amount of time evaluating the performance, behavior, and actions of company executives in order to gain an understanding of how they think about protecting and increasing shareholder value. As a result of being invested with high quality management teams, Wasatch generally supports the recommendations of the boards of directors when voting proxies. However, we ultimately vote for or against recommendations based on the fundamental premise that at all times we are attempting to maximize the value of our investments for the benefit of our clients. Wasatch also has a long history of investing in companies with small market capitalizations, which often have a significant amount of common stock owned by existing and former members of management. While this high degree of inside ownership could cause some concerns regarding a lack of independence for the board of directors, certain board committees or other areas of corporate governance, we generally believe high inside ownership to be a positive characteristic as it helps to ensure that the interests of management and shareholders are closely aligned.

Wasatch has developed the following proxy voting guidelines to assist us in making decisions about how to vote proposals concerning certain issues. We have attempted to address those issues that we believe are most relevant to creating shareholder value or that occur most frequently in the types of securities in which we invest. However, these guidelines are not exhaustive and do not purport to cover all of the potential issues, for the variety of issues on which shareholders may be asked to vote is unlimited. The disclosure of these guidelines is intended to provide clients and shareholders with a better understanding of how Wasatch attempts to maximize shareholder value via the proxy voting process.

II.	GENERAL GUIDELINES

Board of Directors

Wasatch considers the board of directors to be an important component of strong corporate governance. The board is responsible for overseeing the management team of a company and helping to ensure that it acts in the best interest of shareholders. The primary means by which Wasatch can influence the board of directors is to vote for the election of directors who have relevant and valuable experience that will enhance the management of the company. Further, Wasatch prefers that a board of directors have a majority of independent directors because we believe that a board with such a composition is generally a strong advocate for shareholders.

However, while we endorse proposals that support the creation of boards with a majority of independent directors as well as proposals which call for the audit, compensation and nominating committees to be comprised solely of independent directors, the failure of the company to nominate only independent directors or to have only independent directors serve on key committees may not cause us to vote against the election of a director who lacks independence. Wasatch appreciates the importance of these standards but we do not believe it is always in the best interest of shareholders to blindly vote against all directors who may not be considered independent. For example, a large shareholder who serves as a director is not considered independent but may be a very important advocate for investors since his interests are closely aligned with those of shareholders.

Generally, Wasatch will vote for those nominees recommended by the board of directors. However, in each election we will review a wide variety of criteria including but not limited to:

●	Long-term performance of the company.
●	Composition of the board and key committees.
●	Stock ownership by directors.
●	Decisions regarding executive pay and director compensation.
●	Corporate governance provisions and takeover activity.
●	Attendance at board meetings.
●	Interlocking directorships and related party transactions.

In addition to evaluating nominees for the board of directors based on the aforementioned criteria, Wasatch generally will support proposals:

●	To declassify a board of directors.
●	That allow cumulative voting and confidential voting.

Wasatch generally will not support:

●	Nominees who are independent and receive compensation for services other than serving as a director.
●	Nominees who attend less than 75% of board meetings without valid reasons for absences.
●	Nominees who are party to an interlocking directorship.
●	Efforts to adopt classified board structures.

Executive Compensation

Wasatch supports compensation plans which are designed to align the interests of management and shareholders as well as relate executive compensation to the performance of the company. To evaluate compensation plans, we use quantitative criteria that measure the total cost to shareholders if a plan is passed. Factors considered include:

●	The estimated dollar cost for every award type under the proposed plan and all continuing plans.
●	The maximum shareholder wealth that would be transferred from the company to executives.
●	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index) pegged to market capitalization.
●	Cash compensation pegged to market capitalization.
●

Other features of proposed compensation plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

After the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry specific, market cap based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. If the total plan cost exceeds the allowable cap, Wasatch will generally vote against the proposed plan. In addition, Wasatch generally will not support stock option plans that permit:

●	The repricing of stock options without shareholder approval.
●	The options to be priced at less than 100% of the fair market value of the underlying security on the date of the grant.

Capital Structure

Wasatch may be asked to vote on proposals pertaining to changes in the capital structure of a company. Such proposals include, but are not limited to, common stock authorizations, capital issuance requests, share repurchase programs, stock splits, and debt restructurings. We will vote for board-recommended capital structure changes so long as the proposals are well aligned with shareholder interests. Wasatch generally will support proposals:

●	Requesting the authorization of additional common stock.
●	To institute share repurchase plans.
●	To implement stock splits. Proposals to implement reverse stock splits will be reviewed on a case-by-case basis.

Wasatch will review, on a case-by-case basis, all other proposals to change the capital structure of a company, including the authorization of common stock with special voting rights, the authorization of stock relating to certain transactions, the issuance of preferred stock (including “blank check” preferred stock) and the restructuring of debt securities. These proposals typically address a set of company-specific circumstances and proposals recommended by the board of directors may or may not be in the best interest of shareholders.

Mergers, Acquisitions and Other Transactions

Companies may undertake a variety of strategic transactions aimed at enhancing shareholder value including mergers, acquisitions, recapitalizations, spin-offs, asset sales, and liquidations. In evaluating proposed transactions, we will consider the benefits and costs to shareholders over both the short and long term. Specific items we will consider include the financial impact of the transaction on future operating results, the increase or decrease in shareholder value, and any changes in corporate governance and their impact on shareholder rights. When shareholders are asked to vote on mergers, acquisitions and other similar proposals, they are considered to be material to the company and could require the analysis of a wide variety of factors in order to determine if the transaction is in the best interest of shareholders. As a result, Wasatch will review and vote each proposal on a case-by-case basis.

Anti-Takeover Provisions

In an attempt to prevent a company from being acquired without the approval of the board of directors, shareholders may be asked to vote on a variety of proposals such as shareholder rights plans (commonly referred to as “poison pills”), supermajority voting, blank check preferred stock, fair price provisions, and the creation of a separate class of stock with disparate voting rights. Wasatch recognizes that such proposals may enhance shareholder value in certain situations. However, Wasatch will review proposals pertaining to anti-takeover provisions on a case-by-case basis and vote against those proposals merely intended to entrench management and prevent the company from being acquired at a fair price.

Auditors

An audit of a company’s financial statements is an important part of the investment process, for while an audit cannot fully protect investors against fraud, it does verify that the financial statements accurately represent the position and performance of the company. Wasatch generally votes for proposals to ratify auditors unless the auditors do not appear to be independent. Auditor independence may be compromised if the auditor has a financial interest and/or association with the company or receives substantial compensation for non-audit related services. Wasatch also generally votes for proposals to authorize the board of directors to determine the remuneration of the auditors unless there is evidence of excessive compensation relative to the size and nature of the company.

Environmental, Social and Governance Issues

Wasatch believes corporations which act responsibly towards all stakeholders will generally perform better over the long-term. Wasatch will consider Environmental, Social and Governance issues in proxy proposals, but will determine on a case-by-case basis whether the proposals are economically advantageous to shareholders and whether or not to support the issues.

Foreign Issuers

With respect to some non-U.S. issuers, the exercise of voting rights can cause an account to incur a cost or cause the underlying shares to be blocked from trading. Although we recognize the importance of the right to vote, Wasatch believes that clients may be better served by avoiding unnecessary costs and preserving the right to trade shares promptly should conditions warrant. Accordingly, there may be times when no vote is cast because Wasatch’s analysis of a particular proxy leads us to believe that the cost of voting the proxy exceeds the expected benefit to clients (e.g., when casting a vote on a foreign security requires that Wasatch engage a translator or travel to a foreign country to vote in person, or results in shares being blocked from trading). This position complies with the Department of Labor’s Interpretive Bulletin 94-2.

Certain foreign countries require additional documentation in order to permit voting of shares. For example, Wasatch clients are at times required to provide a power of attorney to the local sub-custodian to facilitate Wasatch voting the shares held in the client accounts. While Wasatch will attempt to assist clients in preparing and submitting this documentation, at times Wasatch is unable to vote shares held by some clients in certain foreign countries

III.	EXCLUSIONS AND EXCEPTIONS

Wasatch has developed the general guidelines to assist us in making decisions about how to vote proposals concerning anticipatable issues. However, we recognize that the general guidelines are not exhaustive and cannot anticipate all of the potential issues, or the facts and circumstances surrounding a particular vote. Although we have general guidelines, in the situations covered below Wasatch may supplement or deviate from them.

Case-by-case Issues

Several of the issues mentioned above in the general guidelines recognize that the proper vote to maximize shareholder value will be dependent upon the facts in the actual situation. These facts cannot be anticipated and will be reviewed on a case-by-case basis with the aim of maximizing shareholder value. In addition, any issues that are not addressed by the foregoing guidelines will be reviewed on a case-by-case basis.

Exceptions

From time to time Wasatch will review an issue that is addressed by the foregoing guidelines and determine that in the specific case it is appropriate to vote against the recommendation provided in the guidelines with the aim of maximizing shareholder value. At these times it is permissible for Wasatch to vote against the general guidelines, but it is required that the rationale behind the deviation from the guidelines is sufficiently documented.

Conflicts of Interest

Wasatch will at all times make its best effort to vote proxies in the best interest of clients and avoid material conflicts of interest. A material conflict of interest refers to a situation in which Wasatch or affiliated persons of Wasatch have a financial interest in a matter presented by a proxy which could potentially compromise Wasatch’s independence of judgment and action with respect to the voting of the proxy. We will attempt to identify any material conflicts that may exist by, among other things, reviewing the identity of each issuer soliciting proxy votes to determine if the issuer or an affiliate of the issuer (i) is a client of Wasatch, (ii) has a relationship with Wasatch, (iii) there is a reasonable expectation that the issuer or an affiliate would become a client of Wasatch or develop a material relationship with Wasatch, or (iv) Wasatch holds a significant amount1 of the issuer’s shares outstanding. In addition, any Wasatch employee with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to an issuer soliciting proxy votes must disclose that conflict to the Proxy Manager and Compliance and remove himself or herself from the proxy voting process for that issuer. Any questions regarding whether a particular issue may present a material conflict of interest with respect to Wasatch’s voting of client proxies should be directed to Compliance.

In the event that Wasatch has a material conflict of interest in any proposal that is the subject of a proxy to be voted for a client account, Wasatch will instruct ISS to vote that proposal in accordance with ISS’ published recommendation. In such cases, any vote recommended by ISS is binding and may not be overridden by Wasatch.

[1]

Wasatch’s relative level of ownership of certain issuer’s soliciting proxy votes, as a percent of the company’s shares outstanding, may give the appearance of control. Wasatch clients hold the issuer’s stock solely for investment purposes, with no intent to control the business or affairs of the issuer. In such instances, Wasatch may instruct ISS to vote that meeting in accordance with ISS’ published recommendation

Proposals on the same proxy ballot for which Wasatch does not have a material conflict of interest will be voted in accordance with Wasatch’s Proxy Voting Policy.

Private Funds

In addition to its other clients, Wasatch provides investment management services to private investment funds. Every vote made in the private funds will be considered a case-by-case vote. All voting decisions made for the private funds will be made independent of the voting decisions made for other Wasatch clients. In order to ensure this independence, Wasatch will document that different individuals have made these voting decisions independent of one another.

IV.	PROCEDURES

ISS’s Role

Wasatch has retained an independent service provider, Institutional Shareholder Services (“ISS”), to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research on proxy issues. ISS tracks which securities are held by Wasatch and receives notice of the proxy votes that these companies send to shareholders. ISS then reviews the Wasatch Proxy Voting Policy and prepares recommendations on how the votes should be cast based on the policy (the “ISS Recommendations”). ISS then provides these recommendations to Wasatch. On matters not adequately covered by the Wasatch Proxy Voting Policy, ISS merely notes these as case-by-case indicating they require additional review by Wasatch. After the ISS Recommendations are provided to Wasatch, the matters are voted by ISS in accordance with the recommendations unless ISS receives instructions from Wasatch to vote otherwise.

Proxy Manager’s Role

Wasatch has designated a member of our Operations team as Proxy Manager to assist in coordinating and voting securities. The Proxy Manager sends a proxy meeting calendar to research analysts detailing upcoming shareholder meetings, including an indication whether items are set to be voted per the ISS Recommendations or whether they need additional review and determination by Research. The Proxy Manager then is responsible for ensuring all votes are cast, documenting the basis for voting decisions on any contrary votes or case-by-case votes, and monitoring Wasatch’s proxy voting procedures.

Research Team’s Role

The members of Wasatch’s Research team are responsible for reviewing the proxies of the companies they follow and the ISS Recommendation for the proxies. The Research team needs to provide the Proxy Manager with vote recommendations in case-by-case votes and any time they wish to vote contrary to the ISS Recommendation.

Proxy Committee

Wasatch has established a Proxy Committee to oversee the implementation and monitoring of this Policy. The Proxy Committee provides a written report on a regular basis to the Wasatch’s Corporate Governance and Audit Committee as well as the Wasatch Funds Trust’s Board of Directors.

No less than annually, the Proxy Committee shall:

●

Review a sample of the record of voting delegation, including ERISA accounts, maintained by the Proxy Manager to determine if Wasatch is exercising its authority to vote proxies on portfolio securities held in the selected accounts;

●	Request and review voting data to determine if accurate and timely communication of proxy votes is reasonably accomplished during the period reviewed;
●	Meet with the Proxy Manager to review the voting of proxies, communication of proxy votes, and the general functioning of this policy; and
●	Prepare a written report to the Audit Committee with respect to the results of this review.

V.	Recordkeeping, Training and Maintenance Recordkeeping

Under rule 204-2, Wasatch must retain the following:

a)	proxy voting policies;
b)	proxy statements received regarding client securities – Wasatch has delegated the responsibility for maintaining these records to ISS;
c)	records of votes they cast on behalf of clients – Wasatch has delegated the responsibility for maintaining these records to ISS;
d)

any documents prepared by Wasatch that were material to making a decision how to vote, or that memorialized the basis for the decision – this will generally be the proxy policy and documentation regarding any votes cast contrary to the policy;

e)	Record of the voting resolution of any conflict of interest;
f)	Records of any client requests for information on how a client’s proxies were voted and records of Wasatch’s responses to client requests;
g)	Training attendance records; and
h)	All written reports arising from annual reviews of the policy.

Wasatch has retained ISS to assist in providing record-keeping. Wasatch may also use the Securities and Exchange Commission’s EDGAR database for the items referred to in item b above. Records not maintained by ISS shall be maintained by Wasatch for a period of not less than five years from the end of the Wasatch’s fiscal year during which the last entry was made on the record.

Training

At least annually, appropriate personnel will be trained regarding the Proxy Voting Policy. Such training program will review applicable laws, regulations, procedures and recent trends in proxy voting and their relation to Wasatch’s business. Training may be conducted in person or online, and completion records will be retained for a five-year period.

Annual Certification

Each Wasatch employee who is involved in the proxy voting process is required to certify annually that he or she has read, understands and has complied with, to the best of his or her knowledge, Wasatch’s Proxy Voting Policy.

ERISA

Wasatch acknowledges our responsibility to vote proxies for ERISA clients in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. Wasatch casts such proxy votes for the sole purpose of extending benefits to participants and beneficiaries while using the care, skill and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

Undue Influence

Any attempts by any of Wasatch’s personnel to influence the voting of client proxies in a manner that is inconsistent with Wasatch’s Policy should be reported to Wasatch’s Compliance Officer. If the Compliance Officer is the person attempting to influence the voting, the report should be made to Wasatch’s President.

VI.	Disclosure to Clients

Interested Clients are encouraged to request information on how Wasatch has voted their proxies. In order to request this information, separate account clients should contact their Client Relations representative. Wasatch Funds’ proxy voting record is available on the Funds’ website at www.wasatchfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

10.	On the second to last page of the SAI, the following is added under “CLEARWATER INVESTMENT TRUST – Clearwater Select Equity Fund Subadvisers”:

Wasatch Global Investors

505 Wakara Way, 3rd Floor

Salt Lake City, UT, 84108

Updated Voluntary Management Fee Waiver

Effective October 1, 2021, the Prospectus will be amended as follows.

1.	The third paragraph of the section titled “MANAGEMENT, ADVISORY AND OTHER SERVICES – Investment Manager” is deleted and replaced with the following:

As compensation for its management services and expenses assumed, the investment manager is contractually entitled to receive a management fee at the annual rate of 0.90%, 1.35%, 0.60% and 1.00% of the net assets of Core Equity Fund, Select Equity Fund, Tax-Exempt Bond Fund and International Fund, respectively. Effective October 1, 2021, CMC has voluntarily agreed to waive a portion of the management fee for the Core Equity Fund, Select Equity Fund, Tax-Exempt Bond Fund and Clearwater International Fund to achieve an effective management fee rate equal to 0.25%, 0.89%, 0.27% and 0.60%, respectively, of each Fund’s average daily net assets.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.